UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 3, 2025

LAZYDAYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38424	82-4183498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4042 Park Oaks Blvd., Suite 350, Tampa, Florida	33610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	GORV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Lazydays Holdings, Inc. (the “Company”) held its annual meeting of stockholders on July 3, 2025 (the “Annual Meeting”). As described in the definitive proxy statement furnished to stockholders in connection with the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on June 23, 2025 (the “Proxy Statement”), the following matters were voted on by the Company’s stockholders at the Annual Meeting: (1) the election of Susan Scarola as a Class A director, to serve until the 2028 annual meeting of stockholders, or until her successor shall have been duly elected and qualified; (2) the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers; (4) the approval of an amendment to the Company’s Amended and Restated 2018 Long-Term Incentive Plan, as amended (the “2018 Plan”), to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share (“common stock”), that may be issued under the 2018 Plan by 12,000,000 (before giving effect to any reverse stock split); and (5) the approval of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of at least 1-for-2 and up to 1-for-30, as determined by the Company’s Board of Directors (the “Board”) in its discretion and publicly announced prior to the effectiveness of such reverse stock split, subject to the authority of the Board to abandon such amendment. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below. As of June 13, 2025, the record date for the Annual Meeting, there were 110,294,164 shares of common stock outstanding.

1. Susan Scarola was elected as a Class A director to serve until the 2028 annual meeting of stockholders, or until her or her successor shall have been duly elected and qualified, by the votes set forth below:

	Votes For	Against	Abstain	Broker Non- Votes

Susan Scarola	93,859,069	582,204	56,586	—

2. The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was ratified by the stockholders by the votes set forth below:

For:	94,033,712
Against:	413,627
Abstain:	50,520

3. The approval, on an advisory basis, of the compensation of the Company’s named executive officers was ratified by the stockholders by the votes set forth below:

For:	93,921,880
Against:	518,270
Abstain:	57,709
Broker Non-Votes:	—

4. The approval of an amendment to the 2018 Plan to increase the number of authorized shares of common stock that may be issued under the 2018 Plan by 12,000,000 (before giving effect to any reverse stock split) was ratified by the stockholders by the votes set forth below:

For:	93,658,759
Against:	819,248
Abstain:	19,852
Broker Non-Votes:	—

5. The approval of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of at least 1-for-2 and up to 1-for-30, as determined by the Board in its discretion and publicly announced prior to the effectiveness of such reverse stock split, subject to the authority of the Board to abandon such amendment, was ratified by the stockholders by the votes set forth below:

For:	94,366,452
Against:	115,193
Abstain:	16,214
Broker Non-Votes:	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

July 3, 2025	By:	/s/ Ronald K. Fleming
Date		Ronald K. Fleming
Interim Chief Executive Officer